UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒           Preliminary Proxy Statement.
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
❑           Definitive Proxy Statement.
☐           Definitive Additional Materials.
☐           Soliciting Material Pursuant to § 240.14a-12.

ANGEL OAK FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

        (4)   Date Filed:

ANGEL OAK FLEXIBLE INCOME FUND
a series of Angel Oak Funds Trust

One Buckhead Plaza
3060 Peachtree Rd. NW, Suite 500
Atlanta, Georgia 30305

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 16, 2016

[  ], 2016

Dear Shareholders:

The Board of Trustees of Angel Oak Funds Trust (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Angel Oak Flexible Income Fund (the “Fund”), a series of the Trust, on March 16, 2016 at [  ] a.m. Eastern time. The meeting will be held at the offices of the Adviser, Angel Oak Capital Advisors, LLC, located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305.

The Special Meeting is being held to obtain shareholder approval of the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL:	To approve an amendment to the Fund’s fundamental investment policy regarding concentration of investments.

The Trust has fixed the close of business on February 12, 2016 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Special Meeting.

If you are a shareholder of record as of the close of business on the Record Date, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Trust’s Board of Trustees has recommended and encourages you to vote “FOR” the Proposal. If you have any questions regarding the issues to be voted on, please do not hesitate to call the Fund toll-free at [         ].

Whether or not you are planning to attend the Special Meeting, we need your vote prior to March 16, 2016. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

MAIL: Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.

PHONE: Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the web site or toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

The Trust’s Board of Trustees has carefully reviewed the Proposal and recommends that you vote “FOR” the Proposal.

By Order of the Trust,

___________________________
Lu Chang
Secretary of the Trust
[   ], 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON March 16, 2016: This Notice and Proxy Statement are available on the internet at [              ]. The Fund’s most recent Annual Report to shareholders is available on the internet at www.angeloakcapital.com.

Important information to help you understand and vote on the Proposal

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers

Question: What is this document and why did you send it to me?

Answer: The attached document is a Proxy Statement for the Angel Oak Flexible Income Fund (the “Fund”), a series of Angel Oak Funds Trust (the “Trust”). The purpose of this Proxy Statement is to solicit votes from shareholders of the Fund to approve the proposed amendment to the Fund’s fundamental investment policy regarding concentration of investments (the “Proposal”). The Proposal would enable and require Angel Oak Capital Advisors, LLC, the Fund’s investment adviser (the “Adviser”), to “concentrate” (i.e., invest more than 25% of the Fund’s total assets) the Fund’s portfolio investments in securities issued by companies in the banks and diversified financials group of related industries (collectively, “Bank-Related Securities”).

The Proxy Statement contains information that shareholders of the Fund should know before voting on the Proposal. The Proxy Statement should be reviewed and retained for future reference.

Question: Why is the Board recommending approval of the Proposal?

Answer: The Fund’s current policy prohibits the Fund from concentrating its investments in any particular industry or group of related industries. At a meeting of the Trust’s Board of Trustees (the “Board”) on January 13, 2016, the Adviser recommended that the Board approve the Proposal because the Fund’s portfolio managers believe that the Fund’s current concentration policy is restricting the Fund from achieving its investment objective given the number of investment opportunities in Bank-Related Securities that the Fund must currently forego. The Adviser reported that it believes there will continue to be sufficient attractive investment opportunities for the Fund in Bank-Related Securities in the future and that the amended concentration policy will better enable the Fund to pursue its investment objective. Moreover, the Adviser believes the amended concentration policy will better enable the Adviser to market the Fund to investors. The Trust’s Board carefully reviewed the Proposal and recommends that you vote “FOR” the Proposal.

Question: What will happen if the Proposal is not approved by shareholders?

Answer: Any change to a fundamental investment policy requires shareholder approval and therefore, if the Proposal is not approved by shareholders, the Fund’s existing fundamental policy regarding concentration of investments will remain in effect.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the special meeting of shareholders (“Special Meeting”) so that the Proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Special Meeting?

Answer: The Fund will pay all the costs relating to the Special Meeting and the Proxy Statement.

Question: How do I vote my shares?

Answer: Although you may attend the Special Meeting and vote in person, you do not have to do so. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting www.proxyonline.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [          ].

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted “FOR” the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will not be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Question: If I vote by mail, how do I sign the proxy card?

Answer: Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal or the proxy card, please do not hesitate to call [      ].

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANGEL OAK FLEXIBLE INCOME FUND
a series of Angel Oak Funds Trust

One Buckhead Plaza
3060 Peachtree Rd. NW, Suite 500
Atlanta, Georgia 30305

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 16, 2016

Introduction

Angel Oak Funds Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Angel Oak Flexible Income Fund (the “Fund”), a series of the Trust, to seek shareholder approval of a proposal to amend the Fund’s fundamental investment policy regarding concentration of investments.

The Special Meeting will be held at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305 at [11:00 a.m]. Eastern time, on March 16, 2016. This Proxy Statement and form of proxy are being mailed to shareholders on [   ], 2016.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust to consider and vote on the proposal (the “Proposal”) described below and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL:	To approve an amendment to the Fund’s fundamental investment policy regarding concentration of investments.

Only shareholders of record at the close of business on February 12, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at (855) 751-4324 or write to Angel Oak Funds, c/o U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201-0701,  to request an annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL

To approve an amendment to the Fund’s fundamental investment policy regarding concentration of investments.

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Fund and its shareholders. We urge you to read the full text of the Proxy Statement.

The Fund, like all registered funds, is required by the Investment Company Act of 1940, as amended (the “1940 Act”), to adopt fundamental investment policies governing its practices with respect to concentration of investments, which policies may only be changed with the affirmative vote of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

If a fund has stated that it will be concentrated in an industry (or a group of industries), it must maintain at least 25% of its total assets invested in that industry (or group of industries). Similarly, if a fund has not stated that it will be concentrated in an industry, it may not invest more than 25% of its total assets in that industry, although the holdings in that industry may increase to above 25% due to market action and in certain other cases.

The Fund’s current fundamental investment policy regarding concentration of investments is as follows:

Concentration. The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following are interpretations of the Fund’s fundamental investment policy relating to concentration of investments, which may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

In the Proposal, shareholders of the Fund are being asked to approve an amendment to the Fund’s concentration policy to require the Fund to concentrate in securities of issuers principally engaged in the banks and diversified financials group of related industries (collectively, “Bank-Related Securities”). This proposed revision would require the Fund, under normal market conditions, to invest at least 25% of its total assets in Bank-Related Securities. If shareholders of the Fund approve the Proposal, the Fund’s fundamental investment policy regarding concentration of investments will be revised to provide as follows:

Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in securities of issuers principally engaged in the banks and diversified financials group of industries.

The following are interpretations of the Fund’s fundamental investment policy relating to concentration of investments, which may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; (2) investments in issuers domiciled in a single jurisdiction; or (3) certain asset-backed securities that are not classified by commonly used third-party industry classification systems as relating to a particular industry.  Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

REASON FOR THE FUNDAMENTAL INVESTMENT POLICY CHANGE

The Adviser has recommended the proposed amendment to the Fund’s concentration policy so that the Fund can take advantage of additional investment opportunities in Bank-Related Securities, which the Adviser believes, will continue in the future. The Adviser believes that enabling the Fund to concentrate its investment in Bank-Related Securities will help it pursue its investment objective, and will help the Adviser market the Fund to investors.

If the Proposal is approved by shareholders, the proposed change will take effect on [    ], 2016 or as soon as reasonably practicable thereafter.

If the Proposal is not approved by shareholders, the Fund’s existing fundamental policy regarding concentration of investments will remain in effect.

The Board, including the Trustees who are not “interested persons” of the Adviser or the Fund, as defined in the 1940 Act (the “Independent Trustees”), unanimously recommends that you vote “FOR” the Proposal.

ADDITIONAL INFORMATION

Expense of Proxy Solicitation

The Fund will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $[     ].

Investment Adviser, Distributor and Administrator

Angel Oak Capital Advisors, LLC, located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305, serves as the Fund’s investment adviser.
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Fund’s administrator.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s distributor.

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were [      ] Class A shares, [      ] Class C shares and [      ] Institutional Shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. Shareholders of the Fund will vote as a single class.

One-third (1/3) of the Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on a proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. Abstentions will be treated as votes AGAINST a proposal. An affirmative vote of the holders of the lesser of either (a) 67% or more of the outstanding voting securities present, either in person or by proxy, at the Special Meeting if the holders of more than 50% of the outstanding voting securities are present, either in person or by proxy, or (b) more than 50% of the outstanding voting securities of the company is required for the approval of a proposal.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyonline.com and following the on-line instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for the Proposal, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in the Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the principal executive offices of the Trust at Angel Oak Funds Trust, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of AST Fund Solutions or the Adviser, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. To prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by writing to Angel Oak Funds, c/o U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (855) 751-4324. The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund are listed in the following tables.

Angel Oak Flexible Income Fund - Class A
Name and Address	% Ownership	Type of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Angel Oak Flexible Income Fund - Class C
Name and Address	% Ownership	Type of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

 Angel Oak Flexible Income Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE ALL BALLOTS. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING
1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free [ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER	12345678910

ANGEL OAK FLEXIBLE INCOME FUND
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 16, 2016

The undersigned hereby appoints Sreeniwas V. Prabhu, Dory S. Black, Erlend Bo, Daniel Fazioli, Douglas P. Dick, and Stephen T. Cohen as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [  ]:00 a.m., Eastern time, on March 16, 2016 at the offices of Angel Oak Funds Trust at One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free  [  ].  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 16, 2016.

The proxy statement for this meeting is available at:  [  ]

ANGEL OAK FLEXIBLE INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1)	To approve an amendment to the Fund’s fundamental investment policy regarding concentration of investments.	O	O	O

THANK YOU FOR VOTING